U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 2, 2000

                             Micro-Integration Corp.
        (Exact name of small business issuer as specified in its charter)

           Delaware                     0000-23710               06-1204847
(State or other jurisdiction of         (Commission           (I.R.S. employer
incorporation or organization)          file number)         identification no.)

   One Science Park, Frostburg, Maryland                            21532
 (Address of principal executive offices)                         (Zip code)

        Registrant's telephone number, including area code (301) 689-0800

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Item 5. OTHER EVENTS.

On March 2, 2000, Micro-Integration Corp. issued its press release, attached hereto as Exhibit 99.1 and incorporated by reference herein, with respect to its announcement that it has signed a letter of intent to place the Company's Internet technology division, Mint Internet, into a wholly owned subsidiary, E2 Corp. ("E2"), and sell 80.1% of E2 to MINT's former CEO, John Parsons in exchange for 300,000 common shares of MINT. As part of the agreement, Parsons resigned his positions as President, CEO, Director and Chairman of MINT and will assume those positions with E2.

The press release contains forward-looking statements that involve potential risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      99.1  Text of Press Release dated March 2, 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Micro-Integration Corp.


Date: March 8, 2000                       By: /s/ Terry D. Frost
      ---------------------                  -----------------------------------
                                          Terry D. Frost
                                          Chief Financial Officer


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                             MICRO-INTEGRATION CORP.
                                INDEX TO EXHIBITS

Exhibit                                Description
-------                                -----------

99.1                     Text of Press Release dated March 2, 2000.